Summary

Prospectus

 February 28, 2026

TCW Emerging Markets Income Fund Class I: TGEIX | Class I-3: TGEZX | Class N: TGINX | Class P: TGEPX

Before you invest, you may want to review the Fund’s Prospectus which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.TCW.com. You can also get this information at no cost by calling 1-800-FUND-TCW (1-800-386-3829) or by sending an email request to contact@tcw.com. The Fund’s current Prospectus and Statement of Additional Information, both dated February 28, 2026, are incorporated by reference into this Summary Prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TCWEMI_02.2026

TCW Emerging Markets Income Fund

Investment Objective

The Fund’s investment objective is to seek high total return from current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I or Plan Class shares of the Fund, which are not reflected in the table below.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	I	I-3	N	Plan
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	None	0.25%	None
Other Expenses[1]	0.15%	0.37%	0.16%	0.11%
Total Annual Fund Operating Expenses	0.90%	1.12%	1.16%	0.86%
Fee Waiver and/or Expense Reimbursement[2]	0.05%	0.20%	0.21%	0.09%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.85%	0.92%	0.95%	0.77%

[1]

Other expenses includes payments that the Fund is authorized to make to compensate broker-dealers and other third-party intermediaries, up to 0.10% (10 basis points) of the Class I assets, 0.20% (20 basis points) of the Class I-3 assets, and 0.10% (10 basis points) of the Class N assets, serviced by those intermediaries for shareholder services.

[2]

The Fund’s investment advisor, TCW Investment Management Company LLC (the “Advisor”), has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.85% of average daily net assets with respect to Class I shares, 0.92% of average daily net assets with respect to Class I-3 shares, 0.95% of average daily net assets with respect to Class N shares, and 0.77% of average daily net assets with respect to Plan Class shares. The Advisor may recoup reduced fees and expenses within three years of the waiver or reimbursement, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2027 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only (through March 1, 2027). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$92	$287	$498	$1,108
I-3	$114	$356	$617	$1,363
N	$118	$368	$638	$1,409
Plan	$88	$274	$477	$1,061

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66.81% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by companies, financial institutions and government entities in Emerging Market Countries (as defined in the paragraph below). If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. The Fund may invest in high yield or below investment grade bonds (commonly known as “junk bonds”), which are bonds rated below BBB by S&P Global Ratings or below Baa by Moody’s Investors Service, Inc., or, if unrated, bonds deemed by the Fund’s investment advisor to be of comparable quality. The Fund generally invests in at least four Emerging Market Countries.

An “Emerging Market Country” means any of the countries in the J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified, the J.P. Morgan Corporate Emerging Market Bond Index (CEMBI) Broad Diversified, the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM), the MSCI Total Return Emerging Markets Index (Net) and the MSCI Frontier Markets Index. Emerging Markets corporate debt includes the debt of companies in each of these indices and debt of companies in the countries that are in each of these indices.

The Fund may invest in distressed or defaulted corporate securities where the portfolio managers believe the restructured enterprise valuations or liquidation valuations may significantly exceed current market values. In addition, the Fund may invest in distressed or defaulted sovereign investments where the portfolio managers believe the expected debt sustainability of the country exceeds current market valuations. The Fund may invest in derivative instruments, such as credit-linked notes, structured investments, options, futures, options on futures (including those related to options, securities, foreign currencies, indexes and interest rates), forward contracts, swaps (including interest rate and credit default swaps) and options on swaps, for investment management (e.g., as a substitute for investing directly in debt securities and currencies, to increase returns, to manage credit or interest rate risk, or to manage the effective maturity or duration of the Fund’s investment portfolio) or hedging purposes. The Fund also may make forward commitments in which the Fund agrees to buy or sell a security in the future at a price agreed upon today.

In allocating investments among various Emerging Market Countries, the portfolio managers attempt to analyze internal political, market and economic factors. These factors include, but are not limited to:

•	Public finances;

•	Monetary policy;

•	External accounts;

•	Financial markets;
•	Foreign investment regulations;

•	Exchange rate policy;

•	Labor conditions;

•	Political outlook;

•	Structural reform policy; and

•	ESG factors.

Portfolio securities and other instruments may be sold for a number of reasons, including when the portfolio managers believe that (i) an individual security or instrument has reached its sell target, (ii) there has been a deterioration in the credit fundamentals of an issuer, (iii) there are negative macroeconomic or geopolitical considerations that may affect an issuer, (iv) another security or instrument may offer a better investment opportunity, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks of the Fund are:

•	debt securities risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•

market and geopolitical events risk: the risk that the increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates. This risk is greater during periods of rising inflation.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	foreign currency risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•	emerging market country risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	non-U.S. sovereign debt risk: the risk that investments in debt obligations of non-U.S. sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt obligation or otherwise in a timely manner. The Fund may have limited (or

no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers and any recourse may be subject to the political climate in the relevant country.

•	junk bond risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	distressed and defaulted securities risk: the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the investment advisor, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	frequent trading risk: the risk that frequent trading will lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders in the Fund.

•	valuation risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•

derivatives risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	leverage risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result.

•	counterparty risk: the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	cybersecurity risk: the risk that, with the increased use of technology to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Please see “Principal Risks of the Funds” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with the Fund’s benchmark index. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class I-3 and Class N performance may be lower than Class I and Plan Class performance because of the potentially lower expenses paid by Class I and Plan Class shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com. Performance information for Class I-3 shares will be provided after such shares have one full calendar year of performance.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	16.14%	(quarter ended 6/30/2020)
Lowest	-19.23%	(quarter ended 3/31/2020)

Average Annual Total Returns1

(For the period ended December 31, 2025)

Share Class	1 Year	5 Years	10 Years	Since Inception
I – Before taxes (Inception: 9/1/1996)[2]	14.59%	1.53%	4.61%	7.68%
- After taxes on distributions	11.70%	-0.68%	2.41%	4.70%
- After taxes on distributions and sale of fund shares	8.55%	0.15%	2.56%	4.79%
N – Before taxes (Inception: 3/1/2004)	14.43%	1.43%	4.45%	6.11%
Plan – Before taxes (Inception: 2/28/2020)	14.50%	1.61%	N/A	2.27%
J.P. Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)[3]	14.30%	1.78%	4.40%	7.68%

[1]	Class I-3 shares of the Fund have an inception date of August 25, 2025, and therefore do not have a full year of performance history as of the date of this Prospectus.

[2]

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act, and therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

[3]

The J.P. Morgan EMBI Global Diversified Index is a market capitalization-weighted total return index of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans issued by emerging market sovereign and quasi-sovereign entities.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After-tax returns are shown for only one class of shares, and after-tax returns for the other classes of shares will vary.

Investment Advisor

TCW Investment Management Company LLC is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
David I. Robbins	16 years	Group Managing Director
Christopher Hays	2 years (Since May 2024)	Managing Director
Jae H. Lee	2 years (Since May 2024)	Managing Director

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may conduct transactions by mail (TCW Funds, Inc. c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), or by telephone at 1-800-248-4486. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. You may also purchase, exchange or redeem Fund shares through your dealer or financial advisor. Plan Class shares are intended for retirement plans, including defined benefit and defined contribution plans (which may include participant-directed plans).

Purchase Minimums for All Share Classes

Share Class and Type of Account	Minimum Initial Investment	Subsequent Investments
Class I & Class N Regular Account	$2,000	$250
Class I & Class N Individual/Retirement Account	$500	$250
Class I-3 Regular Account	$1,000,000	$50,000
Plan Class Regular Account (Defined Benefit and Defined Contribution Plans)	$25,000,000	$50,000

A broker-dealer or other financial intermediary may require a higher minimum initial investment, or may aggregate or combine accounts in order to allow its customers to apply a lower minimum investment. Participants in a defined contribution plan, such as a 401(k) plan, can invest in the Plan Class only if the plan as a whole meets the minimum investment threshold.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.